Exhibit 99.1
Cambium Learning Group, Inc. Announces 2010 Q1 Earnings
Dallas, May 11, 2010-Cambium Learning Group, Inc. [NASDAQ: ABCD, “the Company”], a leading provider of research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services, will hold a conference call today at 4:00 p.m. Eastern Time to discuss 2010 first quarter financial results. The call will be based on unaudited results through March 31, 2010.
View 2010 First Quarter Earnings Release Schedules
http://phx.corporate-
ir.net/External.File?item=UGFyZW50SUQ9NDU0NTB8Q2hpbGRJRD0tMXxUeXBlPTM=&t=
1
Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA and Adjusted Sales are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that Adjusted EBITDA and Adjusted Sales provide useful information to investors because they reflect the underlying performance of the ongoing operations of the company, including the recent acquisition of Voyager Learning Company, and provide investors with a view of the combined Company’s operations from management’s perspective. Adjusted EBITDA and Adjusted Sales exclude items that do not reflect the underlying performance of the combined Company by removing significant one-time or certain non-cash items. The Company uses these measures to monitor and evaluate the operating performance of the Company and as the basis to set and measure progress towards performance targets, which directly affect compensation for employees and executives. The Company generally uses these non-GAAP measures as measures of operating performance and not as measures of the Company’s liquidity.

Investor Conference Call
The Company will hold a conference call today at 4:00 p.m. Eastern Time. The call will address unaudited financial results through March 31, 2010.
To listen to the Company’s upcoming conference call, please dial (877) 270-2148 and reference “Cambium” at 4:00 p.m. Eastern Time on Tuesday, May 11, 2010. The call will be recorded and archived until Wednesday, June 2, 2010, and can be replayed by calling (877) 344-7529 and entering ID# 439705. The conference call will also be Webcast and available on the Company’s website at www.cambiumlearning.com.
About Cambium Learning Group, Inc.
Cambium Learning Group, Inc. (NASDAQ:ABCD) is based in Dallas, Texas, and operates three business units: Voyager, a comprehensive intervention business; Sopris, a supplemental solutions business; and Cambium Learning Technologies, which includes ExploreLearning, IntelliTools, Kurzweil and Learning A-Z. Through its core divisions, Cambium Learning Group, Inc. provides research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services primarily focused on serving the needs of the nation’s most challenged learners and those realizing their full potential. The company’s website is www.cambiumlearning.com.
Media and Investor Contact:
Shannan Overbeck
Cambium Learning Group, Inc.
214.932.9476
shannan.overbeck@cambiumlearning.com
Forward Looking Statements
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc., and involve known and unknown risks, uncertainties and other factors that may cause the markets, actual results, levels of activity, performance or achievements of Cambium Learning Group, Inc. to be materially different from any actual future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition and the risk that competitors will seek to capitalize on the risks and uncertainties confronting the new combined company, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading “RISK FACTORS” in Cambium Learning Group, Inc.’s Form 10-K. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” or “priorities,” or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc. does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.
###

Cambium Learning Group, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2010	2009

Net sales	$28,222	$15,794

Cost of sales:
Cost of sales	11,312	4,705
Amortization expense	6,742	4,156

Total cost of sales	18,054	8,861

Research and development expense	3,010	1,398
Sales and marketing expense	11,057	5,461
General and administrative expense	7,938	4,284
Shipping costs	544	267
Depreciation and amortization expense	2,577	2,380
Embezzlement and related expense (recoveries)	19	(383)

Total costs and expenses	43,199	22,268

Loss before interest, other income (expense) and income taxes	(14,977)	(6,474)

Net interest income (expense)	(4,368)	(4,677)

Other income (expense), net	(10)	(63)

Loss before income taxes	(19,355)	(11,214)

Income tax (expense) benefit	(85)	4,317

Net loss	$(19,440)	$(6,897)

Net loss per common share:
Basic net loss per common share	$(0.44)	$(0.34)
Diluted net loss per common share	$(0.44)	$(0.34)

Average number of common shares and equivalents outstanding:
Basic	44,318	20,493
Diluted	44,318	20,493

Cambium Learning Group, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except per share data)

	March 31,	December 31,
	2010	2009
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,797	$13,345
Accounts receivable, net	12,854	19,127
Inventory	21,195	19,812
Deferred tax assets	6,267	6,267
Restricted assets, current	8,271	9,755
Other current assets	4,041	6,010

Total current assets	61,425	74,316

Property, equipment and software at cost	26,017	24,951
Accumulated depreciation and amortization	(5,202)	(4,294)

Net property, equipment and software	20,815	20,657

Goodwill	151,915	151,915
Acquired curriculum and technology intangibles, net	41,751	44,695
Acquired publishing rights, net	48,911	52,312
Other intangible assets, net	26,475	28,133
Pre-publication costs, net	6,053	5,464
Restricted assets, less current portion	17,331	14,930
Other assets	1,677	1,419

Total assets	$376,353	$393,841

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable — line of credit	$10,000	$5,000
Current portion of long-term debt	1,280	1,280
Current portion of capital lease obligations	418	443
Accounts payable	4,808	2,308
Contingent value rights, current	3,950	3,950
Accrued expenses	20,974	23,920
Deferred revenue, current	19,169	21,465

Total current liabilities	60,599	58,366

Long-term liabilities:
Long-term debt, less current portion	150,697	150,487
Capital lease obligations, less current portion	12,605	12,695
Deferred revenue, less current portion	2,673	2,716
Contingent value rights, less current portion	5,649	5,649
Other liabilities	23,597	24,156

Total long-term liabilities	195,221	195,703

Commitments and contingencies (See Note 14)

Stockholders’ equity:
Preferred stock ($.001 par value, 15,000 shares authorized, zero shares issued and outstanding at March 31, 2010 and December 31, 2009)	—	—
Common stock ($.001 par value, 150,000 shares authorized, 43,865 and 43,859 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively)	44	44
Capital surplus	258,990	258,789
Accumulated deficit	(138,708)	(119,268)
Other comprehensive income (loss):
Pension and postretirement plans	206	206
Net unrealized gain on securities	1	1

Accumulated other comprehensive income	207	207

Total stockholders’ equity	120,533	139,772

Total liabilities and stockholders’ equity	$376,353	$393,841

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Three Months Ended March 31, 2010
(In thousands)
Unaudited

		Non-Recurring or Non-Operating Costs Excluded from Adjusted EBITDA:
			Legacy	Stock-based	Embezzlement	Adj Related
	Total	Integration	VLCY	Compensation	and	to Purchase	Adjusted
	GAAP	Costs	Corporate	Expense	Related	Accounting	EBITDA
Voyager	$15,872	$—	$—	$—	$—	$2,078	$17,950
Sopris	3,903	—	—	—	—	—	3,903
Cambium Learning Technologies	8,447	—	—	—	—	3,074	11,521

Total net sales	28,222	—	—	—	—	5,152	33,374

Cost of sales	11,312	(1,019)	—	(9)	—	408	10,692
Cost of sales — amortization	6,742	—	—	—	—	—	6,742

Total cost of sales	18,054	(1,019)	—	(9)	—	408	17,434

Research and development expense	3,010	(240)	—	(19)	—	—	2,751
Sales and marketing expenses	11,057	(244)	—	(20)	—	385	11,178
General and administrative expense	7,938	(1,940)	(300)	(186)	—	—	5,512
Shipping costs	544	—	—	—	—	—	544
Depreciation and amortization	2,577	—	—	—	—	—	2,577
Embezzlement and related	19	—	—	—	(19)	—	—

Income (loss) from operations	(14,977)	3,443	300	234	19	4,359	(6,622)

Net interest income (expense)	(4,368)	—	—	—	—	—	(4,368)
Other income (expense)	(10)	—	—	—	—	—	(10)
Income tax expense	(85)	—	—	—	—	—	(85)

Net income (loss)	(19,440)	3,443	300	234	19	4,359	(11,085)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	9,319	—	—	—	—	—	9,319
Net interest income (expense)	4,368	—	—	—	—	—	4,368
Other income (expense)	10	—	—	—	—	—	10
Income tax	85	—	—	—	—	—	85

EBITDA	$(5,658)	$3,443	$300	$234	$19	$4,359	$2,697

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Three Months Ended March 31, 2009
(In thousands)
Unaudited

				Non-Recurring or Non-Operating Costs Excluded from Adjusted EBITDA:
						Legacy	Stock-based	Embezzlement
	Total		Total	Transaction	Integration	VLCY	Compensation	and	Adjusted
	GAAP	Voyager	Results	Costs	Costs	Corporate	Expense	Related	EBITDA
Voyager	$5,940	$13,566	$19,506	$—	$—	$—	$—	$—	$19,506
Sopris	5,374	—	5,374	—	—	—	—	—	5,374
Cambium Learning Technologies	4,480	5,150	9,630	—	—	—	—	—	9,630

Total net sales	15,794	18,716	34,510	—	—	—	—	—	34,510

Cost of sales	4,705	5,854	10,559	—	—	—	—	—	10,559
Cost of sales — amortization	4,156	4,380	8,536	—	—	—	—	—	8,536

Total cost of sales	8,861	10,234	19,095	—	—	—	—	—	19,095

Research and development expense	1,398	1,127	2,525	—	—	—	—	—	2,525
Sales and marketing expenses	5,461	6,750	12,211	—	—	—	—	—	12,211
General and administrative expense	4,284	6,465	10,749	(2,600)	(162)	(586)	(79)	—	7,322
Shipping costs	267	237	504	—	—	—	—	—	504
Depreciation and amortization	2,380	546	2,926	—	—	—	—	—	2,926
Embezzlement and related	(383)	—	(383)	—	—	—	—	383	—

Income (loss) from operations	(6,474)	(6,643)	(13,117)	2,600	162	586	79	(383)	(10,073)

Net interest income (expense)	(4,677)	(365)	(5,042)	—	—	—	—	—	(5,042)
Other income (expense)	(63)	1,268	1,205	—	—	—	—	—	1,205
Income tax benefit	4,317	321	4,638	—	—	—	—	—	4,638

Net income (loss)	(6,897)	(5,419)	(12,316)	2,600	162	586	79	(383)	(9,272)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	6,536	4,926	11,462	—	—	—	—	—	11,462
Net interest income (expense)	4,677	365	5,042	—	—	—	—	—	5,042
Other income (expense)	63	(1,268)	(1,205)	—	—	—	—	—	(1,205)
Income tax	(4,317)	(321)	(4,638)	—	—	—	—	—	(4,638)

EBITDA	$62	$(1,717)	$(1,655)	$2,600	$162	$586	$79	$(383)	$1,389